ALPINE DYNAMIC FINANCIAL SERVICES FUND (the “Fund”)
A SERIES OF ALPINE SERIES TRUST

  Supplement dated June 27, 2011 to the Fund’s Summary Prospectus dated March 1, 2011

The following table replaces the table in the section entitled “Performance” on page 4 of the Fund’s Summary Prospectus:

Average Annual Total Returns
(For the periods ending December 31, 2010)

Alpine Dynamic Financial Services Fund	1 Year	5 Years	Since Inception 11/1/05
Return Before Taxes	17.76%	5.42%	5.78%
Return After Taxes on Distributions	17.71%	2.55%	2.98%
Return After Taxes on Distributions and Sale of Fund Shares	11.61%	3.04%	3.39%

Philadelphia PHLX/KBW Bank Index (reflects no deduction for fees, expenses or taxes)	22.24%	(12.85)%	(9.17)%
NASDAQ 100 Financial Services Index (reflects no deduction for fees, expenses or taxes)	11.80%	(4.85)%	(4.61)%
Lipper Financial Services Funds Average (reflects no deduction for fees, expenses or taxes)	11.85%	(7.20)%	(6.42)%